Note Receivable	12 Months Ended
Dec. 31, 2024
Note Receivable [Abstract]
Note Receivable

Note 3 – Note Receivable

The Company entered into certain agreements with Elite 4 Conferences (“E4C”) related to the production and sponsorship of certain conference championship events that occurred during 2023 in India (“2023 Championship”). The Company agreed to pay $30,000 for sponsorship of the events and collaborated with E4C to help produce the esports segment of the events. The Company and E4C agreed to a revenue sharing arrangement for the events, however, there was no significant revenue generated from the events and the Company did not receive any revenue from the events.

As part of the collaboration with E4C, the Company provided E4C with a loan of $70,000 to help fund the events. The loan bears interest at a rate of 6% per annum and is payable as follows; (i) through revenue generated from the events, if applicable, (ii) from proceeds received by E4C in the future from any financing of $1,000,000 or more, if applicable, and (iii) by the maturity date of April 3, 2024 for any amounts still outstanding as of that date. At December 31, 2023, E4C had not made any payments on the note receivable. Management evaluated the collectability of this note and determined that it was probable that these funds would not be collectable. As such, management wrote-down the note to nil and recorded the $70,000 as sales and marketing expenses as these funds were utilized for the 2023 Championship.